SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MW BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2110 Beechmont Avenue

Cincinnati, Ohio 45230

(513) 231-7871

March 4, 2016

Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of MW Bancorp, Inc., the parent company of Watch Hill Bank. The Special Meeting will be held at the Anderson Center, 7850 Five Mile Road, Cincinnati, Ohio 45230, on April 15, 2016, at 1:00 p.m., Eastern Time.

The only matter to be considered at the Special Meeting, as described in the enclosed Notice of Special Meeting and Proxy Statement, is a proposal to approve and adopt the MW Bancorp, Inc. 2016 Equity Incentive Plan.

Our Board of Directors has determined that implementing the 2016 Equity Incentive Plan is in the best interests of MW Bancorp, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the adoption of the 2016 Equity Incentive Plan.

We are asking our stockholders to approve and adopt the 2016 Equity Incentive Plan at the Special Meeting instead of waiting until our annual meeting of stockholders in the fall. We have chosen this timeline to allow us, if our stockholders approve the 2016 Equity Incentive Plan, to consider and potentially make equity compensation awards when our 2016 fiscal year begins on July 1, 2016.

Please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided or submit your proxy electronically by following the instructions for Internet voting on the enclosed proxy. Voting in advance of the Special Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

Gregory P. Niesen
President and Chief Executive Officer

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2110 Beechmont Avenue

Cincinnati, Ohio 45230

(513) 231-7871

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a special meeting of stockholders of MW Bancorp, Inc. (“MWBC”) will be held at the Anderson Center, 7850 Five Mile Road, Cincinnati, Ohio 45230, on April 15, 2016, at 1:00 p.m., Eastern Time (the “Special Meeting”), to consider and vote on a Board of Directors’ proposal to approve and adopt the MW Bancorp, Inc. 2016 Equity Incentive Plan. The 2016 Equity Incentive Plan is more completely described in the accompanying Proxy Statement.

Only MWBC stockholders of record at the close of business on February 26, 2016, will be entitled to receive notice of and to vote at the Special Meeting and at any adjournments. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Alternatively, you may submit your proxy electronically by following the instructions for internet voting accompanying the enclosed proxy. If you submit a proxy, you may still vote in person in the event you attend the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders’ Meeting to be Held on April 15, 2016.

The Notice and Proxy Statement for the Special Meeting are available by going to MWBC’s Internet website at www.watchhillbank.com/investor-relations.

To obtain directions to attend the Special Meeting and vote in person, please call Brian H. Veith at (513) 231-7871.

By Order of the Board of Directors

March 4, 2016	Brian H. Veith
Secretary

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2110 Beechmont Avenue

Cincinnati, Ohio 45230

(513) 231-7871

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This enclosed proxy is being solicited by the Board of Directors (the “Board”) of MW Bancorp, Inc., a Maryland corporation (“MWBC,” “we,” “us” or “our”), to be used at the special meeting of stockholders of MWBC (the “Special Meeting”) and at any adjournments of the Special Meeting. The Special Meeting will be held at the Anderson Center, 7850 Five Mile Road, Cincinnati, Ohio, on April 15, 2016, at 1:00 p.m., Eastern Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed to stockholders of MWBC on or about March 4, 2016.

Each properly executed proxy received prior to the Special Meeting and not revoked will be voted as specified on the proxy or, in the absence of specific instructions to the contrary, will be voted:

FOR the approval and adoption of the MW Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Plan”).

Without affecting any vote previously taken, you may revoke your proxy by a later dated proxy received by MWBC before the proxy is exercised or by giving written notice of revocation to our Secretary, Brian H. Veith, that is received before the Special Meeting or by revoking your proxy in person at the meeting. revoke your proxy.

Your attendance at the Special Meeting will not, by itself, Proxies may be solicited, for no additional compensation, by the directors, officers and other employees of MWBC or its wholly-owned subsidiary, Watch Hill Bank (the “Bank”), in person or by mail, telephone, facsimile or electronic mail only for use at the Special Meeting. Such Proxies will not be used for any other meeting. We will pay the costs of soliciting Proxies, including preparation, printing and mailing expenses.

You may submit a proxy by completing, signing, dating and promptly returning the enclosed proxy in the envelope provided. Alternatively, you may submit a proxy electronically by visiting www.investorvote.com/MWBC. Enter your Voter Control Number circled on the front of the enclosed proxy in the shaded bar and follow the prompts to vote your proxy. The deadline for submitting your proxy electronically is April 15, 2016, at 2:00 a.m., Eastern Time. Stockholders who submit proxies over the Internet will incur only their usual Internet access charges, if any.

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Only our stockholders of record as of the close of business on February 26, 2016 are eligible to vote at the Special Meeting and will be entitled to cast one vote for each share owned. Our records show that, as of February 26, 2016, there were 876,163 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting.

VOTING AT THE SPECIAL MEETING

Quorum

The presence, in person or by proxy, of the holders of record of a majority of our shares entitled to be voted at the Special Meeting is necessary to constitute a quorum. Shares of common stock represented by properly executed proxies returned to us prior to the Special Meeting will be counted toward the establishment of a quorum at the Special Meeting.

Vote Required

You may vote FOR or AGAINST, or ABSTAIN from voting on, the approval and adoption of the 2016 Plan. The affirmative vote of a majority of the votes cast at the Special Meeting is required for the approval and adoption of the 2016 Plan.

Effect of Broker Non-Votes and Abstentions

Brokers who hold shares of our common stock in street name may, under the applicable regulations of the Securities and Exchange Commission (the “SEC”) and the rules of exchanges and other self-regulatory organizations of which the brokers are members, sign and submit proxies and may vote such shares on certain matters. However, brokers who hold shares in street name may not vote such shares on other matters without specific instruction from the customer who owns the shares. Under applicable stock exchange rules, member brokers are not permitted to vote without customer instruction on the approval and adoption of the 2016 Plan. Proxies signed and submitted by brokers that have not been voted on certain matters are referred to as “broker non-votes.”

Broker non-votes and abstentions count toward the establishment of a quorum for the Special Meeting. Broker non-votes and abstentions will not be counted as votes cast, and will not have any effect on the approval and adoption of the 2016 Plan.

OWNERSHIP OF OUR COMMON STOCK

Principal Holders

The following table sets forth certain information with respect to the only person known by us to own beneficially more than five percent of our outstanding shares of common stock as of February 26, 2016:

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Name and Address of Beneficial Owner	Amount of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Community Bank of Pleasant Hill, Trustee Watch Hill Bank’s Employee Stock Ownership Plan 1901 Frederick Ave., Suite 100 St. Joseph, Missouri 64501	70,093	(1)	8.0%

(1)    All of the shares are held by Community Bank of Pleasant Hill as Trustee for Watch Hill Bank’s Employee Stock Ownership Plan (the “ESOP”). None of the shares of MWBC common stock held in the ESOP trust on February 26, 2016, had been allocated to the accounts of ESOP participants. Under such circumstances, the ESOP provides that each participant may direct the Trustee how to vote one share of stock, and the Trustee must vote all other shares held in the ESOP Trust in the same proportion as the instructions that were received from participants. The Trustee may override the voting directions of participants or dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP or by law.

The following table sets forth certain information with respect to the number of shares of our common stock beneficially owned by each of our directors and each of our executive officers, and by all of our directors and executive officers as a group, as of February 26, 2016.

	Amount and Nature of Beneficial Ownership
Name (1)	Sole Voting and Investment Power	Shared Voting and Investment Power(2)	Percent of Common Shares Outstanding

Bernard G. Buerger	10,000	10,000	2.28%
John W. Croxton	6,300	10,000	1.86%
Gerald E. Grove	10,000	10,000	2.28%
Gregory P. Niesen	14,000	8,500	2.57%
David M. Tedtman	-	-	-%
Bruce N. Thompson	10,000	10,000	2.28%
Julie M. Bertsch	-	-	-%
Karan A. Kiser	10,000	-	1.14%
All directors and executive officers of MWBC as a group (8 persons) (3)	60,300	48,500	12.42%

(1)	All of the individuals listed may be contacted at the Company’s address. None of the named persons hold any outstanding options, and none of the named persons has pledged any shares of Company common stock as security.
(2)	The shares held with shared voting and investment power are held by the named person’s spouse.
(3)	Does not include shares held by Michelle L. Alltop, the former Chief Operations Officer of the Bank who, at the time she left her employment with the Bank effective November 6, 2015, held 2,700 shares.

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APPROVAL OF THE MW BANCORP, INC.

2016 EQUITY INCENTIVE PLAN

The Board has approved the MW Bancorp, Inc. 2016 Equity Incentive Plan and is asking our stockholders to approve and adopt the 2016 Plan at the Special Meeting. The 2016 Plan will provide officers, employees and directors of MWBC and the Bank with additional incentives to promote our growth and performance. By approving the 2016 Plan, you will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2016 Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in our common stock. If our stockholders do not approve and adopt the 2016 Plan it will not be implemented.

The following summary of the material features of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

General

The 2016 Plan authorizes the issuance or delivery to participants of up to 122,662 shares of MWBC common stock pursuant to grants of incentive and non-qualified stock options, restricted stock, restricted stock units, dividend equivalent rights, and whole share awards. Of this number, the maximum number of shares of MWBC common stock that may be issued under the 2016 Plan pursuant to the exercise of stock options is 87,616 shares, and the maximum number of shares of MWBC common stock that may be issued as restricted stock, restricted stock units or unrestricted share awards is 35,046 shares. These amounts represent 10% and 4%, respectively, of the shares of MWBC common stock that were issued by MWBC in connection with the Bank’s mutual-to-stock conversion.

The 2016 Plan will be administered by our Compensation Committee (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2016 Plan to make all decisions and determinations regarding: (i) selecting participants and granting awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2016 Plan’s purposes; and (iv) interpreting the provisions of the 2016 Plan and any award agreement. The 2016 Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it, unless prohibited by applicable law.

Eligibility

Employees and directors of MWBC or its subsidiaries are eligible to receive awards under the 2016 Plan, except that non-employees may not be granted incentive stock options. Approximately 20 employees and five directors will be eligible to receive awards if the plan is approved by our stockholders.

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Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2016 Plan. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Awards may be granted as incentive and non- qualified stock options, restricted stock, restricted stock units, dividend equivalent rights, unrestricted share awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock of MWBC at a specified price for a specified period of time. The exercise price may not be less than the per share fair market value of a share of MWBC common stock on the date the stock option is granted. The Committee will determine the fair market value, in good faith on the basis of objective criteria, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. The Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares purchased upon the exercise of a stock option must be paid for in full at the time of exercise either: (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares that would be acquired upon exercise of the stock option and to remit to MWBC a sufficient portion of the sale proceeds to pay the entire exercise price and any required tax withholding; (iii) by a net settlement of the stock option, using a portion of the shares that would have been issued upon exercise after payment of the exercise price of the stock option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by the transfer of other property deemed acceptable by the Committee; or (vi) by any combination thereof.

Restricted Stock. A restricted stock award is a grant of shares of common stock of MWBC, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by the Committee in its sole discretion. Restricted stock awards under the 2016 Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee as set forth in the 2016 Plan or the participant’s award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award. Unless otherwise determined by the Committee in its sole discretion and specified in the award agreement, any dividends or distributions declared with respect to the common stock will be deferred until the award vests and will be payable within two and one-half months following vesting.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards except that no shares are actually issued to the award recipient at the time of grant. Restricted stock units are denominated in shares of MWBC common stock. Restricted stock units granted under the 2016 Plan will be settled in shares of our common stock, except to the extent provided

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otherwise in the award agreement, and are subject to vesting conditions and other restrictions set forth in the 2016 Plan or the recipient’s award agreement. Participants have no voting rights with respect to any restricted stock units granted under the 2016 Plan. No dividends will be paid on restricted stock units, unless the award agreement also includes an award of dividend equivalent rights.

Performance Awards. A performance award is an award of stock options, restricted stock, restricted stock units or dividend equivalent rights, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the 2016 Plan. If a performance award is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, it must be made during the period required by, and comply with the requirements of, Section 162(m) of the Internal Revenue Code.

Unrestricted Shares. An award of unrestricted shares is a grant of shares of MWBC common stock, for no consideration or minimum consideration as may be required by the Committee in its sole discretion, that are immediately fully vested. Unrestricted shares may be granted either alone or in addition to other awards under the 2016 Plan. Upon grant of the award, stock certificates representing the shares will be issued in the name of the recipient and delivered to such recipient as soon as reasonably practicable. The Committee will have sole and complete authority to award unrestricted shares to employees or directors at such time, in such amounts, and for such reasons as the Committee, in its sole discretion, may determine.

Dividend Equivalent Rights. A dividend equivalent right is a grant of the right to receive a dividend payment or distribution, subject to such terms and conditions as the Committee may establish, that is awarded in combination with a restricted stock unit or as a stand-alone right. The Committee will have sole and complete authority to grant dividend equivalent rights to employees and directors at such time, in such amounts, and for such reasons as the Committee in its sole discretion determines. A dividend or distribution paid on the shares covered by the dividend equivalent right may be (i) paid directly to the participant, (ii) automatically converted into additional dividend equivalent rights based on the per share fair market value at the time of payment, or (iii) paid to the recipient upon satisfaction of vesting criteria, unless otherwise specified in the award agreement. If a restricted stock unit is intended to be qualified performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code, payment of dividend equivalent rights to the award recipient will be conditioned on the satisfaction of the underlying performance criteria.

Prohibition Against Repricing of Options. The 2016 Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted, except for adjustments pursuant to certain corporate transactions.

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Limitations on Awards under the 2016 Plan

The 2016 Plan includes the following limitations:

•	Subject to the individual limitations set forth below, the total number of shares reserved and available for delivery to participants and their beneficiaries in connection with awards under the 2016 Plan shall be equal to 122,662 shares, of which up to 87,616 shares may be delivered pursuant to the exercise of stock options (all of which may be granted as ISOs) and 35,046 may be delivered pursuant to restricted stock awards, restricted stock units and unrestricted share awards. These aggregate numbers of available shares for grant under the 2016 Plan, and the number of shares subject to outstanding awards, are subject to adjustment pursuant to certain corporate transactions.

•	The aggregate maximum number of shares subject to awards that may be granted to any one person during the total lifetime of the 2016 Plan is 30,666.

•	The maximum number of shares that may be granted subject to stock options to any one employee during any calendar year is 12,266.

•	The maximum number of shares, in the aggregate, that may be subject to stock options granted to any one individual non-employee director under the 2016 Plan is 4,380, all of which may be granted during any calendar year. In addition, all non- employee directors, in the aggregate, may not receive stock options for more than 26,285 shares, all of which may be granted during any calendar year. Such maximum amounts represent 5% and 30%, respectively, of the maximum number of shares that may be delivered pursuant to the exercise of stock options under the 2016 Plan.

•	The maximum number of shares, in the aggregate, that may be subject to restricted stock awards, restricted stock units and unrestricted share awards granted during any calendar year to any one employee under the 2016 Plan is 12,266.

•	The maximum number of shares, in the aggregate, that may be subject to restricted stock, restricted stock units and unrestricted share awards granted to any one individual non-employee director under the 2016 Plan is 1,752, all of which may be granted during any calendar year. In addition, all non-employee directors, in the aggregate, may not receive restricted stock, restricted stock unit or unrestricted share awards on more than 10,514 shares, all of which may be granted during any calendar year. Such maximum amounts represent 5% and 30%, respectively, of the maximum number of shares of common stock that may be issued as restricted stock awards, restricted stock units or unrestricted share awards.

If any shares covered by an award under the 2016 Plan are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, then such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2016 Plan.

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However, to the extent: (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price; (ii) shares are withheld to satisfy withholding taxes upon exercise or vesting of an award granted under the plan; or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then the number of shares available shall be reduced by the gross number of shares issued rather than the net number of shares issued. Any award that pursuant to its terms must be settled in cash will not count against the applicable share limits.

In the event of a corporate transaction involving the common stock of MWBC, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares, or other securities, stock dividend or other special and non-recurring dividend or distribution (whether in the form of cash, securities, or other property), liquidation, dissolution, or other similar corporate transaction or event, the foregoing share limitations and all outstanding awards will be adjusted by the Committee, in an equitable manner, proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable.

Performance Features

General. We generally are unable to deduct for federal income tax purposes annual compensation in excess of $1.0 million paid to each of our chief executive officer or any other executive officer named in the summary compensation table of our annual proxy statement (excluding any officer who is listed on the table due to serving as our principal financial officer). However, amounts that constitute “qualified performance-based compensation” (as that term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2016 Plan is designed so that stock options will be considered qualified performance- based compensation. The Committee may designate whether any restricted stock, restricted stock units, or dividend equivalent rights awards granted to any participant are intended to be qualified performance-based compensation. Any restricted stock, restricted stock units, or dividend equivalent rights designated as qualified performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting

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specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; total shareholder return; or any combination of the foregoing performance measures. Performance measures may be based on the performance of MWBC on a consolidated basis, or on the performance of any one or more subsidiaries or business units of MWBC or a subsidiary, and may be measured relative to a peer group, an index or a business plan, and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the adjustment has a negative impact on the participant’s achievement of one or more performance measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be qualified performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2016 Plan, other than performance awards and unrestricted shares, will be granted with a vesting rate not exceeding one-third per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the 2016 Plan is conditioned on the completion of a specified period of service, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated in the event of death, disability, or upon a change in control, or at the discretion of the Committee at any time.

Change in Control

Unless otherwise stated in an award agreement, at the time of a change in control of MWBC or the Bank, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and all awards of restricted stock, restricted stock units, and dividend equivalent rights will become fully earned and vested immediately. In addition, any performance measure attached to a performance award under the 2016 Plan will be deemed satisfied at the 100% of target attainment level as of the date of the change in control.

Amendment and Termination

The Board may, as permitted by law, at any time amend or terminate the 2016 Plan or any award granted under the 2016 Plan. However, except as provided in the 2016 Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the provision of the 2016 Plan related to repricing, materially increase the aggregate number of securities that may be issued under the 2016 Plan (other than as provided in the 2016 Plan), materially increase

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the benefits accruing to a participant, or materially modify the requirements for participation in the 2016 Plan, without stockholder approval. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2016 Plan at any time, retroactively or otherwise, to ensure that the 2016 Plan complies with current or future law. In addition, the Board may unilaterally amend the 2016 Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code and applicable regulations and guidance.

Duration of Plan

The 2016 Plan will become effective upon approval and adoption by the stockholders at the Special Meeting. The 2016 Plan will remain in effect as long as any awards under it are outstanding. No awards, however, may be granted under the 2016 Plan after the day immediately prior to the 10-year anniversary of the effective date of the 2016 Plan. At any time, the Board may terminate the 2016 Plan. However, any termination of the 2016 Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2016 Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of MWBC or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

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Provided a participant does not sell or otherwise dispose of the shares within two years from the date of the grant of an incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, a participant will generally recognize ordinary income at the time of the disposition of the shares in an amount, and we will be entitled to a corresponding deduction, equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Any dividends paid to the holder during the restriction period will also be compensation income to the participant, and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include in taxable income in the year of grant at the grant date fair market value the full fair market value of the restricted stock award subject to such election.

Restricted Stock Units and/or Dividend Equivalent Rights. A participant who has been granted a restricted stock unit or a dividend equivalent right will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit or dividend equivalent right vests, assuming the award of common stock or cash is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit or dividend equivalent right is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the common stock or cash associated with the restricted stock unit or dividend equivalent right is distributed. At the time the recipient recognizes taxable income on a restricted stock unit or dividend equivalent right, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

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Unrestricted Shares. A participant who has been granted unrestricted shares will realize taxable income at the time of grant equal to the fair market value of those shares on the date of grant, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the disposition of such shares will be treated as capital gains and losses, with the basis of such shares equal to the fair market value of the shares on the date of grant.

Withholding of Taxes. We may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2016 Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude us from deducting such awards for tax purposes.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table of our annual proxy statement (excluding any officer who is listed due to serving as principal financial officer of MWBC) (“covered employees”), unless the compensation is “qualified performance-based consideration.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by us. “Qualified performance-based compensation” is compensation that is subject to a number of requirements, such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Stock options available for award under the 2016 Plan will be considered “qualified performance-based compensation,” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of awards granted to a covered employee that are not “qualified performance- based consideration” and are distributed after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2016 Plan is designed so that stock options and performance-based restricted stock awards, restricted stock units, and dividend equivalent rights that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Committee may take these deduction limits into account in setting the size and the terms and conditions of awards, and may decide to grant awards that result in executive compensation that exceeds the deduction limit.

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Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2016 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2016 Plan. Each participant should contact his or her personal tax advisor to discuss the tax implications of any award under the 2016 Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options, dividend equivalent rights, and other equity-based compensation (such as restricted stock awards, restricted stock units, and unrestricted shares).

New Plan Benefits

The Board has authorized the 2016 Plan to be submitted to stockholders for their approval. The Committee intends to meet after stockholder approval to determine what awards may be made and the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2016 Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. The Board unanimously recommends a vote “FOR” the approval and adoption of the 2016 Equity Incentive Plan.

NON-EMPLOYEE DIRECTOR COMPENSATION

There is significant overlap in the membership of the boards of MWBC and the Bank. Each director of MWBC other than David M. Tedtman is also a director of the Bank. Prior to the consummation of the Bank’s mutual-to-stock conversion in January 2015, all compensation to directors was paid by the Bank. The Bank still pays the directors who serve on the Bank’s board directly for their service as Bank directors. Since the conversion, we also pay fees to the directors for the quarterly MWBC Board meetings and for our Board committee meetings. Also, for the first half of fiscal year 2014, the Bank paid Gregory P. Niesen, President and Chief Executive Officer of both MWBC and the Bank, $3,025 for his service as a director of the Bank. Beginning in January 2014, Mr. Niesen is no longer paid separately for service as a director of either MWBC or the Bank.

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The following table shows the total compensation paid by both us and the Bank to our non-employee directors for the fiscal year ended June 30, 2015:

2015 DIRECTOR COMPENSATION TABLE

Fees Earned or
Paid in Cash
Name	2015
Bernard G. Buerger	$30,805
John W. Croxton	28,725
Gerald E. Grove	29,005
David M. Tedtman (1)	58,144
Bruce N. Thompson	29,905
(1) Mr. Tedtman’s fees include $56,394 in consulting fees for accounting and SEC reporting work performed.

During fiscal year 2015, for meetings held through March 2015, the Bank paid each non- employee director a flat monthly fee for service as a director of the Bank. The amount of the monthly fee was different for each director, as follows:

Name	Fee
Bernard G. Buerger	$2,250
John W. Croxton	$2,400
Gerald E. Grove	$2,320
Bruce N. Thompson	$2,420

Mr. Tedtman began attending meetings in April 2015 and was never a director of the Bank, so he was never compensated with a flat monthly fee.

Starting with meetings held in April 2015, the fee structure was changed. Only non- employee directors are compensated for service as directors, and their fees are based on the meetings attended. The following table describes the fees paid to our non-employee directors since April 2015:

2015
Attendance fee per meeting:
MWBC Board Meeting	$750
Bank Board Meeting	1,875
Audit Committee Meeting	750
Compensation Committee Meeting	500
Nominating and Corporate Governance Committee Meeting	500
Strategic Planning Meeting (Chairman only)	1,000

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Deferred Compensation Plan

The Bank previously maintained a deferred compensation plan for directors that generally provided for a benefit equal to the present value of 120 monthly payments of Board fees, assuming such monthly payments equaled 80% of a participant’s final Board fees. In fiscal year 2013, the Bank terminated the plan. Pursuant to the termination of the plan, the benefits, which had been accrued through the date of termination, were distributed in two equal payments on July 1, 2014 and February 1, 2015. The following payments were made to non-employee directors:

Name	Payment
Bernard G. Buerger	$299,428
John W. Croxton	285,169
Gerald E. Grove	275,664
Bruce N. Thompson	287,546

EXECUTIVE OFFICER COMPENSATION

The following persons are our executive officers. Those who are executive officers only of the Bank participate in policy making for MWBC and are therefore considered executive officers of MWBC.

Name	Age	Positions Held During Last Five Years
Gregory P. Niesen	50	President and Chief Executive Officer of MWBC and has served in those capacities with the Bank since June 2012. Mr. Niesen has served as a director of the Bank since June 2012. Mr. Niesen previously served as the President and Chief Executive Officer of RiverHills Bank from January 2005 through May 2012. As a result, he understands the needs of the communities the Bank serves. His experience at the Bank includes all facets of the Bank, including lending. Mr. Niesen is a Certified Public Accountant who previously worked for one of the top ten CPA firms in the United States and specialized in community banks. He also worked as a senior executive at two of the largest community banks in Cincinnati, Ohio.

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Karan A. Kiser	57	Chief Operations Officer of the Bank, effective January 1, 2016, following the departure of Michelle L. Alltop. Prior to this promotion, Ms. Kiser had served as Executive Vice President of Lending since July 2012. Ms. Kiser previously served as the Senior Vice President of Lending for RiverHills Bank from February 2006 to June 2012. Ms. Kiser also served in senior management of two of the largest community banks in Cincinnati, Ohio. She managed a mortgage banking operation at a community bank which was the third largest mortgage loan originator in Cincinnati Ohio.

Julie M. Bertsch	54	Executive Vice President and Chief Financial Officer of MWBC and of the Bank as of October 1, 2015. Ms. Bertsch served from 2012 until the end of September 2015 as Vice President and Controller of United Community Bank. Prior to that time, she served as Vice President and Treasurer of RiverHills Bank for approximately six years following a ten-year career in the field of public accounting, primarily with financial institutions.

The following table presents the compensation paid to our Chief Executive Officer and President and our other most highly compensated executive officers during the fiscal year ended June 30, 2015. All compensation is paid by the Bank; MWBC does not separately employ or compensate the Bank’s employees.

	Summary Compensation Table Option
Name and principal position(1)	Year	Salary ($)		Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Gregory P. Niesen	2015	184,450		12,500	-	-	10,300	207,250
Chief Executive Officer and President of MWBC and the Bank	2014	143,557	(1)	4,808	-		16,567	164,932
Karan A. Kiser Chief Operations Officer and Executive Vice President of Lending of the Bank(3)	2015	94,474		12,000	-	-	2,984	109,458

(1)	Michelle L. Alltop resigned from her position as Chief Operations Officer of the Bank and left the employment of the Bank effective November 6, 2015. During the fiscal year ended June 30, 2015, she received a salary of $89,950, a bonus of $12,000 and all other compensation of $2,848, for a total of $104,798.

(2)	Includes Board fees in the amount of $18,150
(3)	Ms. Kiser was promoted to the position of Chief Operations Officer of the Bank effective January 1, 2016.

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The following table presents the components of All Other Compensation for the individuals in the preceding Summary Compensation Table:

2015 ALL OTHER COMPENSATION TABLE

Name and Principal Position	Year	401(k) Matching Contributions	Automobile	Cash in Lieu of Vacation	Long- Term Disability	Total All Other Compensation
Gregory P. Niesen	2015	$4,989	$2,834	$-	$2,477	$10,300
Chief Executive Officer and President of MWBC and the Bank	2014	4,696	1,281	8,173	2,417	16,567
Karan A. Kiser	2015	2,984	-	-	-	2,984
Chief Operations Officer and Executive Vice President of Lending of the Bank

(1)	Michelle L. Alltop, the former Chief Operations Officer of the Bank, received matching 401(k) contributions of $2,848 during the 2015 fiscal year.

Mr. Niesen received payments under the terminated Deferred Compensation Plan in fiscal year 2015 totaling $287,546.

Employment and Severance Agreements

Mr. Niesen has an employment agreement with the Bank. The agreement provides for a term currently ending on February 1, 2019, automatically extending each year for another three years unless either the Bank or Mr. Niesen provides a required notice of an intention not to extend the term. The material terms of the employment agreement include the following:

•	Mr. Niesen is entitled to receive a base salary of $188,430 per year, subject to annual review and increase by the Board.

•	Mr. Niesen is provided with an automobile for business and personal use, and the Bank will pay the cost of such automobile, including insurance, repairs and fuel.

•	Mr. Niesen is provided with long-term disability insurance.

•	Mr. Niesen is eligible for participation in life, dental, disability and other benefit plans of the Bank available to all other full-time employees.

Certain events resulting in Mr. Niesen’s termination or resignation entitle him to payments of severance benefits following termination of employment. In the event of his

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involuntary termination for reasons other than for cause, disability or retirement, or in the event Mr. Niesen resigns during the term of the agreement following (i) failure to appoint Mr. Niesen to the executive position set forth in the agreement, (ii) a material change in his function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (iii) relocation of Mr. Niesen’s office by more than 10 miles, (iv) a material reduction in the benefits or perquisites paid to Mr. Niesen, unless such reduction is part of a reduction that is generally applicable to officers or employees of the Bank, or (v) a material breach of the employment agreement by the Bank, then Mr. Niesen would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus he would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, Mr. Niesen would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on his behalf under the Bank’s defined contribution plans (e.g., 401(k) Plan and the ESOP) had Mr. Niesen continued working for the remaining unexpired term of the employment agreement. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if Mr. Niesen is a “key employee” under IRS rules. In addition, Mr. Niesen would be entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if such coverage is not permitted by applicable law or if providing such benefits would subject the Bank to penalties, Mr. Niesen will receive a cash lump sum payment equal to the value of such benefits.

In the event of a change in control of the Bank or MWBC followed by Mr. Niesen’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, Mr. Niesen would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times the sum of (i) the highest rate of base salary paid to him at any time, and (ii) the highest bonus paid to him with respect to the three completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on Mr. Niesen’s behalf under the Bank’s defined contribution plans if Mr. Niesen had continued working for an additional 36 months after termination of employment, earning the salary that would have been achieved during such period. In addition, Mr. Niesen would be entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for 36 months following the termination of employment, or if such coverage is not permitted by applicable law or if providing such benefits would subject the Bank to penalties, Mr. Niesen will receive a cash lump sum payment equal to the value of such benefits. In the event payments made to Mr. Niesen include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cut back by the minimum dollar amount necessary to avoid this result.

Under the employment agreement, if Mr. Niesen becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, he will receive benefits under any short-term or long-term disability plans maintained by the Bank, plus, if the amounts paid under such disability programs are less than his base salary, the Bank will pay Mr. Niesen an additional amount equal to the difference between such disability plan benefits and the amount of his full

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base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. The Bank will also provide Mr. Niesen with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date he returns to full-time employment with the Bank, (ii) Mr. Niesen’s full- time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) his death.

In the event of Mr. Niesen’s death, his estate or beneficiaries will be paid his base salary for one year from his death, and his family will be entitled to continued non-taxable medical, dental and other insurance for 12 months following his death.

Upon termination of Mr. Niesen’s employment, he will be subject to certain restrictions on his ability to compete for six months, or to solicit business or employees of the Bank and MWBC for a period of one year following termination. The non-competition provision does not apply if a termination of employment occurs following a change in control or if Mr. Niesen is terminated for a reason other than cause (as defined in the agreement).

The Bank has entered into a one-year change in control agreement with Ms. Kiser, which will renew for another year only upon a determination by the disinterested members of the Board to renew the agreement. The current expiration date of this agreement is February 1, 2017. In the event of a change in control followed by Ms. Kiser’s involuntary termination of employment (other than for cause) or resignation for good reason, this agreement will provide her with a cash lump sum severance payment equal to 12 months of the highest base salary paid to her during the term of the agreement, plus the highest bonus paid to her during the three completed fiscal years before the change in control, and the continuation of non-taxable medical and dental coverage, with Ms. Kiser paying her share of the employee premiums for 12 months. Good reason will be deemed to exist if she experiences a change in title; a reduction in authority, duties or responsibilities; a reduction in base salary and benefits; or a relocation her principal place of employment by more than 10 miles. The Bank was a party to a change-in-control agreement with Ms. Alltop with provisions identical to those of Ms. Kiser’s, but that agreement was terminated in connection with her leaving the employment of the Bank.

Retirement Compensation

Our executive officers are eligible to participate in the benefit plans available to all full- time employees. We have a 401(k) plan to which we make contributions matching a certain percentage of the contributions by each employee of MWBC or the Bank, including officers. Employees are immediately vested in the employer contribution. We also have the ESOP, which allocates shares of MWBC to accounts of all employees proportionately on the basis of their other compensation. Employees are fully vested in the shares allocated to their ESOP accounts after three years of service.

Other Benefits

The Bank provides health and short-term disability insurance benefits for all full-time employees.

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STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Proxy Statement Proposals

Under SEC rules, stockholders wishing to submit proposals for inclusion in the proxy statement for the 2016 annual meeting of stockholders must submit such proposals to MWBC at 2110 Beechmont Avenue, Cincinnati, Ohio 45230, Attention: Corporate Secretary, on or before May 28, 2016.

Other Proposals and Nominations

Our Bylaws govern the submission of director nominations or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in MWBC's proxy statement for that meeting. Under our Bylaws, director nominations or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary not later than the close of business on July 8, 2016 and not earlier than June 29, 2016. The notice must contain the information required by the Bylaws.

These advance notice provisions in the Bylaws are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. Copies of our Bylaws may be obtained from the Corporate Secretary.

OTHER MATTERS

The Board is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

By Order of the Board of Directors:

March 4, 2016	Brian H. Veith
Secretary

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APPENDIX A

MW BANCORP, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term. The purpose of the MW Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of MW Bancorp, Inc. (the “Company”), and its Subsidiaries, including Watch Hill Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2           Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”).

Section 1.3           Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary (including any entity acquired by the Company or any Subsidiary), or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries (including any entity acquired by the Company or any Subsidiary). The types of Awards that may be granted under the Plan include:

(a)          Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase Shares at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the

A-1

requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten- year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if the Award, as modified would trigger excise taxes under Code Section 409A.

(b)          Restricted Stock Awards. A Restricted Stock Award means a grant of Shares of Restricted Stock under Section 2.3 for no consideration or for such consideration as may be required by the Committee in its sole discretion, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)          Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in Shares that is similar to a Restricted Stock Award except no Shares are actually issued on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in Shares.

(d)          Performance Awards. A Performance Award means an Award of Stock Options, Restricted Stock, or Restricted Stock Units that is granted under Section 2.5 and that will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section

162(m).

(e)          Unrestricted Shares. An Unrestricted Share is a grant of Shares under Section 2.6 for no consideration or for such consideration as may be required by the Committee in its sole discretion, either alone or in addition to other Awards granted under the Plan, that are immediately fully vested.

(f)          Dividend Equivalent Rights. A Dividend Equivalent Right means a grant under Section 2.7 that represents the right to receive a payment, on terms and conditions established by the Committee in the applicable Award Agreement, equal to the amount of dividends payable on a Share.

Section 2.2           Stock Options.

(a)          Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Shares to be covered by the Stock Option Award; (ii) specify the date of grant of the Stock Option; (iii) specify the “Exercise Price” (as defined below) for the Stock Option; (iv) specify the vesting period or conditions to vesting; (v) specify whether the Stock Option is intended to qualify as an ISO; and (vi) contain such other terms and

A-2

conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Service as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the per Share Fair Market Value on the date of grant (or, if greater, the par value of a Share); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a Share on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be less than the per Share Fair Market Value on the date of grant for a Stock Options granted in substitution for an option award that had been granted by an acquired entity and that was outstanding on the date of acquisition; provided, however, that the Stock Option Exercise Price would satisfy the requirements of Treasury Regulation 1.409A-1(b)(5)(v)(D). The payment of the Exercise Price of a Stock Option (and any required tax withholding resulting from such exercise) shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, Shares valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares that would be acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any required tax withholding; (iii) by a net settlement of the Stock Option, using a portion of the Shares that would otherwise have been issued upon exercise after payment of the Exercise Price and any required tax withholding; (iv) by personal, certified or cashier’s check; (v) by the transfer of other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of Shares that may be issued upon the exercise of a Stock Option shall be rounded down to the nearest whole Share, with cash-in-lieu paid by the Company for the value of any fractional Share.

Section 2.3           Restricted Stock.

(a)         Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of Shares covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Service, as the Committee may in its discretion prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding Shares that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The share of common stock of MW Bancorp, Inc. evidenced hereby is subject to the terms of an Award Agreement with MW Bancorp, Inc. dated [Date], made pursuant to

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the terms of the MW Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of MW Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated Shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. The Committee, in its sole discretion, may specify in the Award Agreement that cash dividends or other distributions that are paid on any Shares of Restricted Stock shall be (A) paid directly to the Participant, (B) reinvested in additional Shares of Restricted Stock based on the Fair Market Value of a Share on the date the dividend is paid, or (C) subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which the dividends were issued. Unless otherwise specified in the Award Agreement, dividends or other distributions shall be subject to Section 2.3(b)(i)(C). Any dividend payment that is deferred pursuant to Section 2.3(b)(i)(C) shall be paid to the Participant within two and one-half months following the date on which the Restricted Stock Award vests. Any stock dividends declared on Shares of Restricted Stock shall be subject to the same restrictions and shall vest at the same time as the Shares of Restricted Stock from which said dividends were derived.

(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related Shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of Shares. Such a direction for any such Shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the Shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not

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such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares of Restricted Stock shall not be tendered.

Section 2.4           Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Shares covered by the Restricted Stock Unit Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or conditions of vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Services. Except to the extent provided otherwise in the Award Agreement, Restricted Stock Unit Awards shall be settled in Shares.

(b)          Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)          A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no Shares are actually awarded to the recipient on the date of grant.

(ii)         The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units unless the Award Agreement also includes an award of Dividend Equivalent Rights.

Section 2.5           Performance Awards. The vesting of any Restricted Stock Award or a Restricted Stock Unit that is intended to be performance-based compensation (also referred to as “Performance Awards”) shall be conditioned on the achievement of one or more objective

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performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)          Performance Measures. If intended to be qualified performance-based compensation pursuant to Code Section 162(m), such performance measures must be based on any one or more of the following:

(i)	book value or tangible book value per Share;

(ii)	basic earnings per Share;

(iii)	basic cash earnings per Share; (iv) diluted earnings per Share;

(v)	diluted cash earnings per Share; (vi) return on equity;

(vii)	net income or net income before taxes; (viii) cash earnings;

(ix)	net interest income; (x) non-interest income;

(xi)	non-interest expense to average assets ratio;

(xii)	cash general and administrative expense to average assets ratio; (xiii) efficiency ratio;

(xiv)	cash efficiency ratio; (xv) return on average assets;

(xvi)	cash return on average assets;

(xvii)	return on average stockholders’ equity;

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(xviii)	cash return on average stockholders’ equity;

(xix)	return on average tangible stockholders’ equity;

(xx)	cash return on average tangible stockholders’ equity;

(xxi)	core earnings;

(xxii)	operating income;

(xxiii)	operating efficiency ratio;

(xxiv)	net interest rate margin or net interest rate spread; (xxv) growth in assets, loans, or deposits;

(xxvi)	loan production volume; (xxvii) non-performing loans; (xxviii) cash flow;

(xxix)     strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxx)	total shareholder return; or

(xxxi)	any combination of the foregoing.

Performance measures may be based on the performance of the Company on a consolidated basis, or on the performance of any one or more Subsidiaries or business units of the Company or a Subsidiary, and may be measured relative to a peer group, an index or a business plan, and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

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(b)         Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding Shares by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)         Treatment on Retirement. Notwithstanding anything herein to the contrary, no Performance Awards that are intended to be considered qualified performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability) or a Change in Control. Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6         Unrestricted Shares. Subject to the provisions of this Plan and as set forth in the related Award Agreement, the Committee shall have sole and complete authority to grant Unrestricted Shares to Employees or Directors at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. The Company shall issue, in the name of each Participant to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the Participant (net of any Shares withheld to satisfy any required tax withholding), and shall deliver such certificates to the Participant as soon as reasonably practicable after the date of grant.

Section 2.7           Dividend Equivalent Rights. Subject to the provisions of this Plan and as set forth in the related Award Agreement, the Committee shall have sole and complete authority to grant Dividend Equivalent Rights to Employees or Directors at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion shall determine. Each

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Award including Dividend Equivalent Rights shall be evidenced by an Award Agreement that shall: (i) specify the number of Shares covered by the Dividend Equivalent Right; (ii) specify the date of grant of the Dividend Equivalent Right; (iii) specify the vesting period or conditions to vesting; (iv) specify the timing of payment of cash or issuance of Shares in satisfaction of the Dividend Equivalent Right; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Service, as the Committee may in its discretion prescribe. The Committee, in its sole discretion, may specify in the Award Agreement that an amount equal to any cash dividends or other distributions that are paid on the Shares covered by the Dividend Equivalent Right shall be (A) paid directly to the Participant within 60 days after the dividend payment date, (B) automatically converted into additional Dividend Equivalent Rights based on the Fair Market Value of a Share on the date the dividend is paid, or (C) unless otherwise specified in the Award Agreement, paid to the Participant upon satisfying any applicable vesting criteria. To the extent that an Award including Dividend Equivalent Rights is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Participant will be conditioned on the satisfaction of applicable performance criteria and any amounts payable in connection with the Dividend Equivalent Right shall be paid at the same time as the Shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.8           Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan, other than performance awards and unrestricted shares, shall be granted with a vesting rate not exceeding thirty-three and thirty-four hundredths percent (33.34%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death or Disability or a Change in Control).

Section 2.9           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

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Section 2.10         Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price that is approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the- money value or in exchange for Options or other Awards), replacement grants, or other means.

Section 2.11.         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service (including Retirement) and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement or severance arrangement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those Shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, or the remaining unexpired term of the Stock Option, if less, and any Restricted Stock, Restricted Stock Unit or Dividend Equivalent Right Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock, Restricted Stock Unit and Dividend Equivalent Right Awards granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all Shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock, Restricted Stock Unit and Dividend Equivalent Right Awards shall vest as to all Shares subject to an outstanding Award, whether or not otherwise vested, at the date of such Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less; provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months after the date of the Employee’s Termination of Service.

(d)          In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, or the remaining unexpired term of the Stock Option, if less; provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement. Any Stock Option, Restricted

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Stock, Restricted Stock Unit and Dividend Equivalent Right Award that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(e)          Notwithstanding the provisions of this Section 2.11, the effect of a Change in Control on the vesting and exercisability of Stock Options, Restricted Stock, Restricted Stock Units and Dividend Equivalent Right Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1           Available Shares. The Shares with respect to which Awards may be made under the Plan shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the total number of Shares reserved and available for delivery to Participants and their beneficiaries in connection with Awards under the Plan shall be equal to 122,662 Shares, which represents 14% of the number of Shares sold in connection with the mutual-to-stock conversion and acquisition of the Bank (the “Conversion”). The maximum number of Shares that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 87,616 Shares, which represents 10% of the number of Shares sold in connection with the Conversion. The maximum number of Shares that may be delivered pursuant to Restricted Stock, Restricted Stock Units and Unrestricted Share Awards is 35,046 Shares, which represents 4% of the number of Shares sold in connection with the Conversion. The aggregate number of Shares available for grant under this Plan and the number of Shares subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of Shares available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of Shares previously granted, subject to the following: to the extent any Shares covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of Shares to pay the Exercise Price; (ii) Shares are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) Shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of Shares available shall be reduced by the gross number of Shares exercised or vested rather than by the net number of Shares issued. An Award that pursuant to its terms must be settled in cash shall not count against the applicable share limits.

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Section 3.3           Individual Share Limitations.

(a)          Awards to any one Participant. The maximum number of Shares, in the aggregate, that may be granted to any one Participant during the total lifetime of the Plan may not exceed 30,666, which is 25% of the number of Shares that may be granted under this Plan.

(b)          Stock Option Awards to Employees. The maximum number of Shares, in the aggregate, that may be subject to Stock Options granted to any one Employee during any calendar year shall be 12,266, which is 10% of the number of Shares that may be granted under this Plan.

(b)          Stock Option Awards to Directors. The maximum number of Shares, in the aggregate, that may be subject to Stock Options granted to any one Director under the Plan shall be 4,380, all of which may be granted during any calendar year and; in addition, all Directors, in the aggregate, may not receive Stock Options on more than 26,285 Shares, all of which may be granted during any calendar year. Such maximum amounts represent 5% and 30%, respectively, of the maximum number of Shares that may be delivered pursuant to Stock Options under Section 3.2.

(c)          Restricted Stock, Restricted Stock Unit and Unrestricted Share Awards to Employees. The maximum number of Shares, in the aggregate, that may be subject to Restricted Stock, Restricted Stock Unit and Unrestricted Share Awards granted during any calendar year to any one Employee under the Plan shall be 12,266, which is 10% of the number of shares that may be granted under this Plan.

(d)          Restricted Stock, Restricted Stock Unit and Unrestricted Share Awards to Directors. The maximum number of Shares, in the aggregate, that may be subject to Restricted Stock, Restricted Stock Unit and Unrestricted Share Awards granted to any one Director under the Plan shall be 1,752, all of which may be granted during any calendar year and, in addition, all Directors, in the aggregate, may not receive Restricted Stock, Restricted Stock Unit and Unrestricted Share Awards on more than 10,514 Shares, all of which may be granted during any calendar year. Such maximum amounts represent 5% and 30%, respectively, of the maximum number of Shares that may be issued as Restricted Stock, Restricted Stock Units and

Unrestricted Share Awards.

(e)          The limits on the number of Shares available for grant under this Plan as described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of

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Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5           Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)         Certificates. To the extent that the Plan provides for the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

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ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.8 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of Shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an

Employee:

(a)          At the time of a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)          At the time of a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied at the 100% of target attainment level as of the date of the Change in Control.

Section 4.2           Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner(s) of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or

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order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1           Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee will have the authority and discretion: (i) to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards at any time; (ii) to determine the types of Awards to be granted to a Participant; (iii) to determine the number of Shares covered by an Award; (iv) to establish the terms, conditions, features, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6); (v) to cancel or suspend Awards issued with performance-based vesting conditions; (vi) to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; or (vii) to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b) The Committee will have the authority and discretion to interpret the Plan and any Award Agreement, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.2         Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its Shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the

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Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.3           Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.4           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.9, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the

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Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employ of, or provided services to, the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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Section 7.2           Transferability. Except as otherwise so provided by the Committee:

(a)          ISOs granted under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, that any ISO transferred pursuant to this subparagraph (iii) shall be treated as a nonqualified stock option as of the day of such transfer.

(b)          Vested Stock Options (other than ISOs) granted under the Plan may be transferred to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of the Participant’s Immediate Family Members or to charitable organizations, and; provided, that the Participant may not receive any consideration in connection with a transfer of any Stock Option.

(c)          Awards of Restricted Stock or Dividend Equivalent Rights shall not be transferable prior to the time that such Awards vest in the Participant.

(d)          Awards of Restricted Stock Units are not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Stock Options, Restricted Stock, Restricted Stock Units, Unrestricted Shares or Dividend Equivalent Rights otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5           Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to

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such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6           Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7           Tax Withholding. Where a Participant is entitled to receive Shares upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of Shares subject to the Stock Option (without issuance of such Shares to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share; and (ii) with respect to Restricted Stock, Restricted Stock Units, Unrestricted Share and Dividend Equivalent Rights Awards, withholding a number of Shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.8           Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9           Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

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Section 7.10         Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.2, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11        No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12         Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13         Benefits Under Other Plans. Any compensation recognized by a Participant in connection with an Award under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any other benefit plans maintained by the Participant’s employer, specifically including any qualified or non-qualified retirement plan, unless the terms of such other benefit plan explicitly includes such compensation.

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Section 7.14         Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.15         Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.16         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17         Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.18         Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall

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reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance, Unrestricted Share or Dividend Equivalent Right Award or any or all of them, granted to a Participant under the Plan.

(c)          “Award Agreement” means the written or electronic agreement between the Company and each Participant which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required. If there is a conflict between the terms of this Plan and the terms of an Award Agreement, the terms of this Plan will govern.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means (i) “Cause” as defined in the Award Agreement; (ii) “Cause” as defined in any written employment agreement (or other similar written agreement) between the applicable Participant and the Company or a Subsidiary; or (iii) if “Cause” is not defined in an applicable Award Agreement or employment agreement, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

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(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(j)          “Director” means: (i) a member of the Board of Directors of the Company or a Subsidiary; or (ii) a member of an advisory board to the Board of Directors of the Company or Subsidiary. Any Director who is also employed by the Company or a Subsidiary shall not be eligible to receive any Awards as a Director.

(k)          “Disability” or “Disabled” means (i) “Disability” as defined in the Award agreement; (ii) “Disability” as defined in any written employment agreement (or other similar written agreement) between the applicable Participant and the Company or a Subsidiary; or (iii) if “Disability” is not defined in an applicable Award Agreement or employment agreement, or the Award is subject to Code Section 409A, “Disability” means that a Participant: (x) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (y) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A for an Award subject to Code Section 409A, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l)          “Dividend Equivalent Rights” means the right to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a Share, as specified in the Award Agreement.

(m)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan and shall not be eligible to receive any Awards as a Director.

(n)          “Exchange” means any national securities exchange on which the Shares may from time to time be listed or traded.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(q)          “Fair Market Value” on any date, means: (i) if the Shares are listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, in either case without regard to after-hours trading activity; or (ii) if the Shares are not

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listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in its sole discretion in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(r)          “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)          “ISO” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

(t)          “Non-Qualified Option” means the right to purchase Shares that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(u)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(v)         “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5. (w) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(x)          “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(y)          “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)          “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such

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Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(aa)         “SEC” means the United States Securities and Exchange Commission.

(bb)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(cc)         “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(dd)         “Share” means a share of the common stock of the Company, $0.01 par value per share.

(ee)         “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ff)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(gg)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)         The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

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(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 20% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(hh)         “Unrestricted Shares” has the meaning ascribed to it in Sections 2.1(a) and 2.6.

(ii)          “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

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(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Eastern Time;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP

A-27

MW Bancorp, Inc.

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on April 15, 2016.

Vote by Internet

- Go to **www.investorvote.com/MWBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. The approval and adoption of the MW Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐

+

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 U P X 2 6 6 9 8 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

029SZB

MW Bancorp, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. The approval and adoption of the MW Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 6 6 9 8 0 2

029T0B

MW Bancorp, Inc.

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your Instructions, you may choose one of the voting methods outlined below to provide your instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Instructions submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on April 15, 2016.

Vote by Internet

- Go to **www.investorvote.com/MWBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting ESOP Voting Instruction Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. The approval and adoption of the MW Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐

+

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 6 6 9 8 0 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02A4ZB